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                                                                    Exhibit 23.4



                       CONSENT OF INDEPENDENT APPRAISER



   We consent to the incorporation by reference in this Registration Statement on Form S-4, as amended, of the reference to us contained in Palm, Inc.'s Annual Report on Form 10-K for the fiscal year ended June 1, 2001.



/s/ CHRIS CARNEGHI


Chris Carneghi, MAI


Certified General Real Estate Appraiser


State of California No. AG001685


CARNEGHI DAUTOVICH & PARTNERS, INC.


San Jose, California


October 3, 2001